STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS - EBP 004 $ in Thousands	12 Months Ended
Dec. 31, 2025 USD ($)
CONTRIBUTIONS:
Participant contributions	$ 221,604
Employer contributions, net of forfeitures	66,574
Rollover contributions	22,685
Total contributions	310,863
INVESTMENT AND OTHER INCOME:
Net appreciation in fair value of investments	658,675
Dividends and interest	12,886
Interest on notes receivable from participants	4,267
Other income	1,383
Total investment and other income	677,211
Total additions	988,074
DEDUCTIONS:
Benefits paid to participants	745,970
Administrative expenses	1,366
Total deductions	747,336
INCREASE IN NET ASSETS	240,738
NET ASSETS AVAILABLE FOR BENEFITS:
Beginning of year	5,155,088
End of year	$ 5,395,826